                                                                               .
                                                                               .
                                                                               .
                                                                  Exhibit 4.193

                                (BAR CODE)
                                LC0071937

FORM LLC-5.5                                             ILLINOIS                       THIS SPACE FOR USE BY
JANUARY 2000                                  LIMITED LIABILITY COMPANY ACT              SECRETARY OF STATE
----------------                                ARTICLES OF ORGANIZATION
Jesse White                            ---------------------------------------------     FILED: 11/27/2002
Secretary of State
Department of Business Services                                                             JESSE WHITE
Limited Liability Company Division                  Must be typewritten
Room 359, Howlett Building               ----------------------------------------        SECRETARY OF STATE
Springfield, IL 62756                    This space for use by Secretary of State
http://www.sos.state.il.us
---------------------------------------
Payment must be made by certified             Date  11/27/2002
check, cashier's check, Illinois              Assigned File # 0081-768-6
attorney's check, Illinois C.P.A.'s           Filing Fee   $400.00
check or money order, payable to              Approved: JFP
"Secretary of State."
-------------------------------------------------------------------------------------------------------------


1.  Limited Liability Company Name: Black Hills Mining Company, LLC
                                    --------------------------------------------

    ----------------------------------------------------------------------------
    (The LLC name must contain the words limited liability company, L.L.C. or LLC and cannot contain the terms corporation, corp., Incorporated, Inc., ltd., co., limited partnership, or LP.)

2. If transacting business under an assumed name, complete and attach Form LLC-1.20.

3. The address of its principal place of business: (Post office box alone and c/o are unacceptable.)

    8 Cherry Tree Place Harrisburg, IL 62946
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

4.  The Articles of Organization are effective on: (Check one)

    a) [X] the filing date, or b) [ ] another date later than but not more than
                                      60 days subsequent to the filing date:

                                      ------------------------------------------
                                                (month, day, year)

5.  The registered agent's name and registered office address is:

    Registered agent:       Stephen                 E.                 Short
                           -----------------------------------------------------
                            First Name        Middle Initial         Last Name

    Registered Office:      8 Cherry Tree Place
    (P.O. Box and          -----------------------------------------------------
    c/o are unacceptable)   Number                Street               Suite #

                            Harrisburg, IL 62946
                           -----------------------------------------------------
                            City                 Zip Code               County

6. Purpose or purposes for which the LLC is organized: Include the business code # (IRS Form 1065).
    (If not sufficient space to cover this point, add one or more sheets of this size.)

    "The transaction of any or all lawful business for which limited liability companies may be organized under this Act."

7.  The latest date, if any, upon which the company is to dissolve  (Perpetual).
                                                                   -------------
                                                              (month, day, year)

    Any other events of dissolution enumerated on an attachment. (Optional)

LLC-5.5

8. Other provisions for the regulation of the internal affairs of the LLC per Section 5-5(a)(8) included as attachment:
         If yes, state the provisions(s) from the ILLCA.  [ ] Yes     [X] No

9.       a) Management is by manager(s):                  [X] Yes     [ ] No
         If yes, list names and business addresses.

         Heath Lovell                   Stephen E. Short
         P.O. Box 165                   P.O. Box 165
         Sturgis, KY 42459              Sturgis, KY 42459

         b) Management is vested in the member(s):        [ ] Yes [X] No
         If yes, list names and addresses.







10. I affirm, under penalities of perjury, having authority to sign hereto, that these articles of organization are to the best of my knowledge and belief, true, correct and complete.

         Dated  November 1, 2002
              ------------------------
                (Month/Day) (Year)

  SIGNATURE(S) AND NAME(S) OF ORGANIZER(S)            BUSINESS ADDRESS(ES)


1.           /s/ HEATH LOVELL               1.   P.O. Box 165
  ----------------------------------------    ---------------------------------------
                 Signature                        Number                   Street

                Heath Lovell                     Sturgis
  ----------------------------------------    ---------------------------------------
        (Type or print name and title)                       City/Town

                 Organizer                       Kentucky                  42459
  ----------------------------------------    ---------------------------------------
  (Name if a corporation or other enitity)        State                  Zip Code


2.         /s/ LORI S. LOVELL               2.   P.O. Box 165
  ----------------------------------------    ---------------------------------------
                 Signature                        Number                   Street

                Lori Lovell                      Sturgis
  ----------------------------------------    ---------------------------------------
        (Type or print name and title)                       City/Town

                 Organizer                       Kentucky                  42459
  ----------------------------------------    ---------------------------------------
  (Name if a corporation or other enitity)        State                  Zip Code


3.                                          3.
  ----------------------------------------    ---------------------------------------
                 Signature                        Number                   Street


  ----------------------------------------    ---------------------------------------
        (Type or print name and title)                       City/Town


  ----------------------------------------    ---------------------------------------
  (Name if a corporation or other enitity)        State                  Zip Code

(Signatures must be in ink on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)